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                                                                 EXHIBIT 10.13.1

                                AMENDMENT TO THE
                             WASHINGTON MUTUAL, INC.
                            CASH BALANCE PENSION PLAN


        THIS AMENDMENT is made to the Washington Mutual, Inc. Cash Balance Pension Plan (the "Plan") by Washington Mutual, Inc. (the "Company") on this ______ day of October, 1999.


                                    RECITALS:

        WHEREAS, the Company, through its subsidiary, Aristar, Inc. ("Aristar"), has agreed to acquire certain assets of Peoples Security Finance Company, Inc. ("Peoples"); and

        WHEREAS, Peoples employees hired by Aristar in connection with such acquisition generally will be offered participation in employee benefit plans of the Company; and

        WHEREAS, the Company desires to amend the Plan to provide service credit thereunder for purposes of eligibility to participate in the Plan to employees of an Employer who are former employees of Peoples and who are hired in connection with Aristar's acquisition of assets of Peoples; and

        WHEREAS,  the Company may amend the Plan at any time pursuant to
Section 12.1;

        NOW, THEREFORE, effective January 1, 2000, Section 2.37(b) of the Plan is hereby amended by the addition of new paragraph 5 to read as follows:

               (5) Employees who were hired by the Company in connection with its purchase of the assets of Peoples Security Finance Company, Inc. ("Peoples") and who were employed by Peoples or one of its affiliates immediately prior to such hire shall be credited with Service for up to one year of service performed with Peoples or its affiliates.

        IN WITNESS WHEREOF, the undersigned, an authorized officer of the Company, has executed this amendment on the day and year first written above.

                                            WASHINGTON MUTUAL, INC.



                                            By:
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                                            Its:
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